U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 13, 2003


                           WORLD AM COMMUNICATIONS, INC.
          (Exact name of registrant as specified in its charter)

                                        NEVADA
          (State or jurisdiction of incorporation or organization)

                                       0-29897
                               (Commission File Number)

                                       59-3253968
                      (I.R.S. Employer Identification Number)

            1400 West 122nd Avenue, Suite 104, Westminster, Colorado
                         (Address of principal executive offices)

                                          80234
                                        (Zip Code)

                 Registrant's telephone number:  (303) 452-0022

                                         NONE
          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

Pursuant to an agreement by and between World Am Communications, Inc. (the "Company) and Mercatus Partners, Ltd. 500,000,000 shares of the Company's common stock previously issued as collateral for a proposed loan were cancelled to be effective as of June 11, 2003.

No exhibits have been filed with this Form 8-K as the Company does not believe that such exhibits would contain information material to an investment decision that is not otherwise disclosed. The Company hereby agrees to furnish a copy of any omitted exhibit to this Form 8-K to the Securities and Exchange Commission upon its request.

                                SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am Communications, Inc.

Dated: June 13, 2003                   By: /s/ James H. Alexander
                                       James H. Alexander, President